Exhibit 10.1

[LETTERHEAD OF METTLER-TOLEDO INTERNATIONAL INC.]

PERSONAL / CONFIDENTIAL
Mr. Robert F. Spoerry
Wängirain 43
8704 Herrliberg

Date	November 30, 2010
Reference	PB/em
Direct Dial	+41 44 9442285
Telefax	+41 44 9442255

Remuneration 2011

Dear Robert,

I herewith confirm your remuneration as Chairman for 2011 as follows:

1.	Fixed Salary of CHF 400’000.00 per annum; effective January 1, 2011, payable in twelve equal monthly installments of CHF 33’333.35. No participation in cash incentive plans.

2.
Your expense allowance is CHF 15'600.00 on a yearly base and will be paid out in monthly installments of CHF 1'300.00. We would like to recall adherence to the regulations contained in “Spesenreglementsergänzung Gruppenleitung” (edition of April 1997).

3.	The insured salary in the Mettler-Toledo Fonds is as follows:

•	Retirement CHF 400’000.00
•	Risk Coverage vested rights

4.	The insured salary in the additional accident insurance is CHF 999’999.00.

5.	The Notice Period is 3 months to the end of a month for both parties.

Yours sincerely,

/s/ Peter Bürker

Peter Bürker
Head Human Resources